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                                                                    Exhibit 10.6

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                                    GUARANTY
                           AND AGREEMENT OF SURETYSHIP
                              REGARDING OBLIGATIONS
                            OF LESSEE AND AFFILIATES

                                      from


                          GENESIS HEALTH VENTURES, INC.

                                     and its

                              MATERIAL SUBSIDIARIES





                            Dated as of July 24, 1996

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




                                    GUARANTY
                           AND AGREEMENT OF SURETYSHIP
                              REGARDING OBLIGATIONS
                            OF LESSEE AND AFFILIATES


         THIS GUARANTY AND AGREEMENT OF SURETYSHIP REGARDING OBLIGATIONS OF LESSEE AND AFFILIATES, dated as of July 24, 1996, is made by GENESIS HEALTH VENTURES, INC., a Pennsylvania corporation ("Genesis") and the Material Subsidiaries set forth on Schedule 1 (the "Material Subsidiaries") (Genesis and each of the Material Subsidiaries are individually a "Guarantor" and collectively referred to herein, in their capacity as guarantors hereunder, as the "Guarantors") in favor of the Beneficiaries (as hereinafter defined).

                              W I T N E S S E T H:

         WHEREAS, contemporaneously herewith, Genesis Eldercare Properties, Inc. ("Lessee"), as Lessee, Mellon Financial Services Corporation #4 ("Lessor"), as Lessor, the Persons named on Schedule 2 attached hereto, as Lenders and Mellon Bank, N.A., as Agent have entered into that certain Participation Agreement, and Lessee and Lessor have entered into that certain Lease and Agreement, each dated as of July 24, 1996. The Participation Agreement and the Lease and Agreement, as they each may be modified, amended or restated from time to time as and to the extent permitted thereby, are hereinafter referred to as the "Participation Agreement" and "Lease" respectively. Unless otherwise defined herein or the context hereof otherwise requires, terms which are defined or defined by reference in the Participation Agreement or Lease shall have the same meanings when used herein as such terms have therein; and

         WHEREAS, Lessor has entered into a Loan Agreement dated as of even date herewith (as amended or otherwise modified from time to time, the "Loan Agreement" by and among Lessor, Lenders and Agent, pursuant to which the Lenders have agreed to make a loan to Lessor, as evidenced by those certain non-recourse promissory notes (the "Notes") from Lessor to Agent and secured by those certain Mortgages and Deeds of Trust (the "Mortgages") made by Lessor to Agent, as agent for the Lenders and those certain Assignments of Lease from Lessor to Agent, as agent for the Lenders (the "Assignments of Lease").

         WHEREAS, Lessee is a wholly-owned subsidiary of Genesis and each of the Material Subsidiaries are Subsidiaries of Genesis; and



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                                                                       Guaranty

         WHEREAS, it is a covenant in the Participation Agreement that Lessee shall cause the Guarantors to execute and deliver this Guaranty; and

         WHEREAS, it is in the best interests of Guarantors that the Overall Transaction and the Document Closing Date occur; and

         WHEREAS, this Guaranty, and the execution, delivery and performance hereof, have been duly authorized by all necessary corporate action of Guarantors;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Guarantors, Guarantors hereby agree as follows:

         SECTION I. Guarantee and Agreement of Suretyship. Guarantors hereby jointly and severally, irrevocably and unconditionally guarantee to the Beneficiaries and agree to act as surety to the Beneficiaries for (a) the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, and (b) the full and prompt performance, of all of the Liabilities (as hereinafter defined), including interest and Yield on any such Liabilities, whether accruing before or after any bankruptcy or insolvency case or proceeding involving Lessee or any other Person, and, if interest or Yield on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, including such interest and Yield as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agree to pay all expenses (including attorneys' fees and legal expenses) paid or incurred by Lessor, Agent or any of the Lenders (each a "Beneficiary") in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty. The term "Liabilities", as used herein, shall mean all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: all amounts payable by Lessee or any Affiliate (now or hereafter) of Genesis, all obligations to be performed by Lessee or any such Affiliate and all representations, warranties, covenants, undertakings and agreements of Lessee or any such Affiliate, under the Lease, the Participation Agreement and any other Operative Document (whether or not Lessee, any such Affiliate or any other Person shall be released or relieved from any or all liability or obligation under any thereof).



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                                                                      Guaranty

         In any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or any other law affecting the rights of creditors generally, if the obligations of Guarantor under this Guaranty would otherwise be held or determined by a final and non-appealable order of a court of competent jurisdiction to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Guaranty, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding pursuant to such final and non-appealable order.

         Guarantors agree that, in the event of the dissolution, bankruptcy or insolvency of Lessee, or the inability or failure of Lessee to pay debts as they become due, or an assignment by Lessee for the benefit of creditors, or the commencement of any case or proceeding in respect of Lessee under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, Guarantors will pay to the Beneficiaries forthwith the full amount which would be payable hereunder by Guarantors as if all Liabilities were then due and payable.

         Guarantors agree that, in the event of the dissolution, bankruptcy or insolvency of Lessor, or the inability or failure of Lessor to pay debts as they become due, or an assignment by Lessor for the benefit of creditors, or the commencement of any case or proceeding in respect of Lessor under any bankruptcy, insolvency or similar laws, and if such event (a "Lessor Bankruptcy Event") shall occur at a time when any of the Liabilities may not then be due and payable, Guarantors will pay to the Beneficiaries from time to time all Liabilities then or thereafter due under the Operative Documents pursuant to their terms or if the provisions of the immediately preceding paragraph are applicable, at the time specified in the immediately preceding paragraph, all as if such Lessor Bankruptcy Event shall not have occurred.

         To secure all obligations of Guarantors hereunder, each Beneficiary shall have a lien upon and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by Guarantors hereunder, appropriate and apply toward the payment of such amount, in such order of application as the Agent may elect) any and all balances, credits, deposits, accounts or moneys of or in the name of Guarantors or any of its Affiliates now or


                                       -3-

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                                                                       Guaranty

hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to Lessor or any Beneficiary or any agent or bailee for Lessor or any Beneficiary. Each Beneficiary shall provide prompt written notice to the Agent of the exercise by such Beneficiary of its rights under this paragraph, which notice shall set forth in reasonable detail the amount of such application and shall remit such amount to Agent or as Agent may direct.

         The obligations of the Guarantors hereunder are secured by the Joint Stock Collateral as set forth in that certain Amended and Restated Security Agreement dated as of September 29, 1995, as amended, among Genesis and certain of its subsidiaries and Mellon Bank, N.A. as Collateral Agent, subject to the terms and provisions of that certain Amended and Restated Collateral Agency Agreement dated as of September 29, 1995, as amended, among Genesis, such subsidiaries and Mellon Bank, N.A., as RCA Agent, ACA Agent and Collateral Agent.

         This Agreement shall constitute an agreement of suretyship as well as of guaranty and shall constitute an absolute and unconditional guaranty of payment and performance (and not of collection) and an absolute and unconditional undertaking by each Guarantor with respect to the payment and performance of the Liabilities. This Guaranty shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the Guarantors). The liability of the Guarantors hereunder shall be direct, joint and several, and may be enforced without the Beneficiaries being required to resort to any other right, remedy or security.

         Agent on behalf of itself and the other Beneficiaries, may, from time to time at its discretion and without notice to Guarantors, but subject to the provisions of the Participation Agreement, take or cause any of the other Beneficiaries to take, any or all of the following actions, subject to the terms of the Credit Agreement as in effect on the date hereof as such Credit Agreement may be amended with the consent of Agent under the Participation Agreement (on behalf of the Participants) and subject to the provisions of the Collateral Agency Agreement with respect to the Joint Stock Collateral: (a) retain or obtain a lien upon or a security interest in any property to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to Guarantors, with respect to any of the Liabilities; (c) extend or renew for one or more periods (regardless of whether longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of Guarantors hereunder or any obligation of any


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                                                                       Guaranty

nature of any other obligor with respect to any of the Liabilities; (d) release or fail to perfect its lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (e) resort to Guarantors, or any one or more of them, for payment of any of the Liabilities, regardless of whether Agent or any other Beneficiary shall have resorted to any other Person any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in this paragraph being hereby expressly waived by Guarantors).

         SECTION II. Guarantors' Obligations Unconditional. Guarantors' obligations hereunder are independent in respect of any other Person, and each Beneficiary may enforce any of its rights hereunder independently of any other right or remedy that it may at any time hold with respect to the Liabilities or any security or other guaranty therefor; provided that no double recovery of the same amount shall be permitted. Such obligations shall be absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense (other than full and strict compliance by Guarantors with their obligations hereunder), whether based upon any claim that Lessor, Lessee, Agent, any Beneficiary or any other Person may have against any Beneficiary or any other Person or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not Guarantors or any other Person shall have any knowledge or notice thereof) including, without limitation:

          A. any amendment, modification, addition, deletion, supplement or renewal to or of or other change in the Liabilities or any Operative Document or any of the agreements referred to in any thereof, or any other instrument or agreement applicable to any Operative Document or any of the parties to such agreements, or to the Sites, or any assignment, mortgage or transfer thereof or of any interest therein, or any furnishing or acceptance of additional security for, guaranty of or right of offset with respect to, any of the Liabilities; or the failure of any security or the


                                       -5-

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                                                                       Guaranty

                  failure of any Beneficiary to perfect or insure any interest in any collateral;

         B. any failure, omission or delay on the part of Lessor or any Beneficiary to conform or comply with any term of any instrument or agreement referred to in clause (A) above;

         C. any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of any instrument, agreement, guaranty, right of offset or security referred to in clause (A) above or any obligation or liability of Lessor or any Beneficiary, or any exercise or non-exercise by any Beneficiary of any right, remedy, power or privilege under or in respect of any such instrument, agreement, guaranty, right of offset or security or any such obligation or liability;

         D. any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to Lessor or any Beneficiary or any other Person or any of their respective properties or creditors, or any action taken by any trustee, receiver or court in any such proceeding;

         E. any limitation on the liability or obligations of any Person under any Operative Document, the Liabilities, any collateral security for the Liabilities, any other guaranty of the Liabilities or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the foregoing or any other agreement, instrument, guaranty or security referred to in clause (A) above or any term of any thereof;

         F. any defect in the title, compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the use of the Sites by Lessee or any other Person for any reason whatsoever (including, without limitation, any governmental prohibition or restriction, condemnation, requisition, seizure or any other act on the part of any governmental or military authority, or any act of God or of the public enemy) regardless of the duration thereof (even though such duration would otherwise constitute a frustration of a lease), whether or not


                                       -6-

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                                                                      Guaranty

                  resulting from accident and whether or not without fault on the part of Lessee or any other Person;

         G. any merger or consolidation of Lessor, Lessee or Guarantors into or with any other Person, or any sale, lease or transfer of any of the assets of Lessor, Lessee or Guarantors to any other Person;

         H. any change in the ownership of any shares of capital stock of Lessor, Lessee or Guarantors or any corporate change in Lessor, Lessee or Guarantors;

         I. any loan to or other transaction between the Beneficiaries, or any of them, and Lessee or Lessor;

         J. any assignment or consummation of assignment of the Lease pursuant to Section 12.1 of the Lease; or

         K. any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against Guarantors.

         The obligations of Guarantors set forth herein constitute the full recourse obligations of Guarantors enforceable against them to the full extent of all of their assets and properties, notwithstanding any provision in the Lease or any other Operative Document or any other document or agreement to the contrary.

         Guarantors waive any and all notice of the creation, renewal, extension or accrual of any of the Liabilities and notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty, and the Liabilities, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. Guarantors unconditionally waive, to the extent permitted by law: (a) acceptance of this Guaranty and proof of reliance by any Beneficiary hereon; (b) notice of any of the matters referred to in clauses A through K above, or any right to consent or assent to any thereof; (c) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Guarantors, including, without limitation, any demand, presentment, protest, proof or notice of nonpayment under any Operative Document, and notice of default or any failure on the part of Lessor to perform and comply with any covenant, agreement, term or condition of any Operative Document; (d) any right to the enforcement, assertion or exercise against


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                                                                       Guaranty

Lessor of any right, power, privilege or remedy conferred in any Operative Document or otherwise; (e) any requirement of diligence on the part of any Person; (f) any requirement of any Beneficiary to take any action whatsoever, to exhaust any remedies or to mitigate the damages resulting from a default by any Person under any Operative Document; (g) any notice of any sale, transfer or other disposition by any Person of any right under, title to or interest in any Operative Document or the Sites; and (h) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against Guarantors.

         Guarantors agree that this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of itself or Lessor is rescinded or must be otherwise restored by any Beneficiary whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

         Guarantors further agree that, without limiting the generality of this Guaranty, if an Event of Default shall have occurred and be continuing and any Beneficiary is prevented by applicable law from exercising its remedies under the Operative Documents, such Beneficiary shall be entitled to receive hereunder from Guarantors, upon demand therefor, the sums which would have otherwise been due from Lessee had such remedies been exercised.

         Section III. Incorporated Financial Covenants. Genesis hereby covenants and agrees that it shall at all times comply with the Financial Covenants, which covenants are incorporated herein by this reference, provided that compliance hereunder with the Financial Covenants shall be waived to the extent that compliance with such Financial Covenants may be waived from time to time under and in accordance with the Credit Agreement, exclusive of waivers made in contemplation of the termination of the Credit Agreement.

         Section IV. Waiver of Subrogation. Guarantors hereby irrevocably waive any claim or other rights which they may now or hereafter acquire against Lessor.

         Section V. Reasonableness and Effect of Waivers. Guarantors warrant and agree that each of the waivers set forth in this Guaranty is made with full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of such waivers are determined to be contrary to any applicable


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                                                                       Guaranty

law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

         Section VI. Representations and Warranties of Guarantors. As of the date hereof, each of the Guarantors makes the representations and warranties set forth in this Section 6 to each of the Beneficiaries.

                  A. Due Organization, etc. It is a corporation or partnership duly organized, validly existing and in good standing under the laws of the state of its organization and it has full corporate power and authority to conduct its business as presently and presently proposed to be conducted, to own or hold under lease its properties, to enter into and perform its obligations under each of the Operative Documents to which it is or is to be a party and each other agreement, instrument and document to be executed and delivered by it on or before the Document Closing Date in connection with or as contemplated by each such Operative Document to which it is or is to be a party, and it is duly qualified as a foreign corporation authorized to do business and is in good standing in every jurisdiction in which its failure to be so qualified would have a Material Adverse Effect. The information set forth on Schedule 1 hereto with respect to it is true and correct.

                  B. Authorization; No Conflict. The execution and delivery by it of each of the Operative Documents to which it is or is to be a party, and the performance by it of its obligations under such Operative Documents, have been duly authorized by all necessary corporate action (including any necessary stockholder action) on its part, and do not and will not: (i) contravene any Applicable Laws and Regulations currently in effect applicable to or binding on it or the Sites; (ii) violate any provision of its charter or bylaws; (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement, or any other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which breaches or defaults would have, individually or in the aggregate, a Material Adverse Effect; (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by it (other than the security interests created pursuant to the Operative Documents); or (v) require any Governmental Action by any Authority, except for (A) the filings and recordings listed on Schedule 4.1B to the Participation Agreement to perfect the rights of Lessor, the Lenders and Agent intended to be created by the Operative Documents, and (B) those Governmental Actions required with respect to Lessee or any of its Affiliates listed on
Schedule 4.1A to the Participation Agreement, each of which


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                                                                      Guaranty

have been duly effected and are, or on the initial Advance Date will be, in full force and effect; and it is not in default under or in violation of its charter or bylaws. Attached as Schedule 4.1C to the Participation Agreement are correct and complete computations demonstrating compliance by Genesis with Section 5.9 of the Indenture after giving effect as Indebtedness under such Indenture to the obligations of Lessee and Guarantors under or in connection with the Operative Documents.

                  C. Enforceability, etc. Each Operative Document to which it is or is to be a party constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

                  D. Litigation. There is no action, proceeding or investigation pending or threatened which questions the validity of the Operative Documents to which it is or is to be a party or any action taken or to be taken pursuant to the Operative Documents to which it is or is to be a party, and there is no action, proceeding or investigation pending or threatened which, if adversely determined, would have a Material Adverse Effect.

                  E. Taxes. It has filed or caused to be filed all United States Federal and all other material tax returns that are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessment received by it to the extent that such taxes have become due and payable except to the extent that taxes due, but unpaid, are being contested in good faith by it by appropriate action or proceeding and, to the extent (if any) that such taxes are not due and payable, it has established or caused to be established reserves that are adequate for the payment thereof in accordance with GAAP.

                  F. Investment Company Act. It is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  G. Public Utility Holding Company. It is not subject to regulation as a "holding company," an "affiliate" of a "holding company", or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  H. Solvency. The consummation by Lessee and the Guarantors of the transactions contemplated by the Operative


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                                                                      Guaranty

Documents does not and will not render it insolvent, nor was it made in contemplation of its insolvency; the value of its assets and properties at fair valuation and at their then present fair salable value is and, after such transactions, will be greater than its total liabilities, including contingent liabilities, as they become due; the property remaining in its hands was not and will not be an unreasonably small amount of capital.

         Section VII.  Covenants of Guarantors.

                  A. Consolidation, Merger, Sale, etc. No Guarantor shall consolidate with any Person, merge with or into any Person or convey, transfer or lease to any Person all or substantially all of its assets in any single transaction (or series of related transactions), unless, immediately after giving effect to such transaction, the conditions set forth in clauses (i) through (v) shall have been satisfied:

                  1. the conditions of Section 7.09 or 7.10, as applicable, of the Credit Agreement shall have been satisfied with respect to such transaction; provided, that for purposes of this clause (i), (a) all references in said Sections 7.09 and 7.10 to an Event of Default or Potential Default shall include (x) a Lease Event of Default or Lease Default, respectively, and (y) a default under this Guaranty, (b) all notices, certificates and other documents required to be delivered under said Section 7.09 shall also be delivered to Agent, on behalf of the Participants, (c) all references in said Sections 7.09 and 7.10 to Lender Party or Agent shall include Agent, on behalf of the Participants, (d) all references in said Sections 7.09 and 7.10 to Borrower or Borrowers shall be references to Guarantor or Guarantors, respectively, and (e) all references in said Sections 7.09 and 7.10 to Loan Obligations shall be references to the obligations of the applicable parties under the Operative Documents and (f) all references in said Sections 7.09 and 7.10 to Loan Documents shall be references to the Operative Documents;

                  2. (x) the Person formed by such consolidation with or into which such Guarantor shall be merged or (y) the Person which shall acquire by conveyance, transfer or lease all or substantially all of the assets of such Guarantor, if in the case of this clause (y), such Person is obligated under the terms of the Credit Agreement to become a party thereto (in the case of clause (x) or clause (y), as applicable, the "Surviving Company"), if other than such Guarantor immediately prior to such transaction, shall execute and deliver to each of the parties hereto an agreement, in form

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                                                                       Guaranty

         and substance reasonably satisfactory to Agent, containing the assumption by the Surviving Company of the due and punctual payment, performance and observation of each obligation, covenant and agreement of such Guarantor under this Guaranty;

                  3. if the applicable Guarantor is Genesis and the Surviving Company is not Genesis, such Surviving Company shall be a corporation that is organized under the laws of the United States of America, a state thereof or the District of Columbia;

                  4. the title of Lessor to the Sites and Lessor's rights under this Guaranty and the other Operative Documents and the first and prior Lien of the Mortgage on the Collateral shall not be adversely affected; and

                  5. Lessee shall have delivered to Agent, on behalf of Lessor and the Lenders, an Officer's Certificate and an opinion of counsel reasonably satisfactory to each such Person stating that such transaction complies with this Section 7, that all conditions to the consummation of such transaction have been fulfilled and that all Governmental Actions required in connection with such transaction have been obtained, given or made.

         Upon the consummation of such transaction, the Surviving Company, if other than the applicable Guarantor immediately prior thereto, shall succeed to, and be substituted for, and may exercise every right and power of, such Guarantor immediately prior to such transaction under this Guaranty and each other Operative Document to which such Guarantor was a party immediately prior to such transaction, with the same effect as if the Surviving Company had been named herein and therein. Notwithstanding the foregoing provisions of this
Section 7, no conveyance, transfer or lease of all or substantially all of the assets of any Guarantor shall release Guarantor from its payment or other obligations under this Guaranty or any other Operative Document without the written consent of Lessor and Agent.

                  B. Existence. Subject to Section 7(A), each Guarantor shall at all times maintain its existence as a corporation or partnership in good standing under the laws of the state of its organization and shall use commercially reasonable efforts to preserve and keep in full force and effect its franchises material to its business.

                  C. Senior Indebtedness. This Guaranty is an obligation of the Guarantors under and in respect of the Lease,

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                                                                      Guaranty

which lease refunded, refinanced and replaced that certain Acquisition Credit Agreement, dated as of September 29, 1995, as amended, among Genesis, certain of its Subsidiaries, Mellon Bank, N.A. ("Mellon") as Agent, Citibank, N.A. ("Citibank") as Co-Agent and the Lenders named therein, which agreement supplemented that certain Amended and Restated Credit Agreement, dated as of September 29, 1995, as amended, among Genesis, certain of its Subsidiaries, Mellon as Issuer of Letters of Credit, Mellon as Agent and Citibank as Co-Agent, which agreement refunded, refinanced and replaced that certain Credit Agreement, dated as of November 22, 1993, among Genesis, certain of its Subsidiaries, Mellon as Agent and the Lenders named therein. The obligations hereunder are secured and superior in right of payment to the obligations under those certain debentures issued pursuant to the 1993 Indenture and the 1995 Indenture (each as hereinafter defined). The obligations hereunder constitute "Indebtedness" as such term is defined in the 1995 Indenture (as hereinafter defined) and this guarantee is a "Credit Facility", "Senior Indebtedness" and "Designated Senior Indebtedness" within the meaning of that certain Indenture, dated as of June 15, 1995, between Genesis and Delaware Trust Company as Trustee (the "1995 Indenture") and is "Senior Indebtedness" within the meaning of that certain Indenture, dated as of November 30, 1993, between Genesis and First Fidelity Bank, N.A., Pennsylvania as Trustee (the "1993 Indenture").

         Section VIII. Transfers by Beneficiaries. Each Beneficiary may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion (subject to the requirements of the Participation Agreement) and without notice to or consent of Guarantors, assign or transfer any or all of its portion of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were such Beneficiary.

         Section IX. No Waiver by Beneficiaries. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon any Beneficiary except as expressly set forth in a writing duly

                                                                       Guaranty

signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair any Beneficiary's rights or Guarantors' obligations under this Guaranty. For the purposes of this Guaranty, Liabilities shall include all of the obligations described in the definition thereof, notwithstanding any right or power of Guarantors or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of Guarantors hereunder. Guarantors' obligations under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of Guarantors. Guarantors hereby acknowledge that there are no conditions to the effectiveness of this Guaranty.

         Section X. Joint and Several Obligations; Successors and Assigns. All obligations under this Guaranty are joint and several to each of the Guarantors and any other party which hereafter guarantees any portion of the Liabilities, and shall be binding upon them and upon their successors and assigns. All references herein to Guarantors shall be deemed to include any successor or successors, whether immediate or remote, to such Person.

         Section XI. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under Applicable Laws and Regulations, but if any provision of this Guaranty shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

                  Section XII. Submission to Jurisdiction; Waivers. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY:

                  (A) AGREES THAT ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT OR OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (COLLECTIVELY, "RELATED LITIGATION") MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN ALLEGHENY COUNTY OR PHILADELPHIA COUNTY, PENNSYLVANIA, SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND TO THE FULLEST EXTENT PERMITTED BY LAW AGREES THAT, TO THE EXTENT THAT ANY SUCH COURT HAS OR IS ABLE TO OBTAIN PERSONAL JURISDICTION OVER THE PARTY AGAINST WHICH SUCH PARTY IS SEEKING TO BRING RELATED LITIGATION, IT WILL NOT BRING ANY RELATED LITIGATION IN ANY OTHER FORUM (BUT NOTHING

                                                                       Guaranty

HEREIN SHALL AFFECT THE RIGHT OF ANY LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM);

                  (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH RELATED LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY;

                  (C) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO SUCH PARTY'S ADDRESS FOR NOTICES DESCRIBED IN SCHEDULE II HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY
LAW); AND

                  (D)  WAIVES THE RIGHT TO TRIAL BY JURY IN ANY RELATED
LITIGATION.

         Section XIII. Notices. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Guaranty shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and delivered in the manner specified in Section 21.3 of the Lease. The initial address for notices to each of the Guarantors is set forth on Schedule 3 hereto.

                                                                      Guaranty

         SECTION XIV. GOVERNING LAW. THIS GUARANTY HAS BEEN DELIVERED TO AGENT AT PENNSYLVANIA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         Section XV. Joinder; Release. Genesis covenants that upon each and every addition or deletion of a Subsidiary as a party to the Credit Agreement, it will (i) promptly notify Agent thereof and (ii) cause to be executed and delivered to Agent, on behalf of the Beneficiaries, a joinder or release in the form of Exhibit A-1 or Exhibit A-2, respectively, attached hereto evidencing such addition or deletion of a Material Subsidiary hereunder. Each Guaranty and each Beneficiary hereby agree that no such joinder shall require the consent of Agent, any other Beneficiary or any Guarantor. Each of the Beneficiaries hereby authorizes Agent to execute and deliver any such release from time to time, but no such release shall require the consent of any other Beneficiary or any Guarantor. Each Guarantor agrees that no such joinder or release shall affect the obligations of any Guarantor (other than the Guarantor which shall have executed and delivered such joinder or release).


                            [SIGNATURE PAGES FOLLOW]

                                                                     Guaranty


         IN WITNESS WHEREOF, Guarantors have caused this Guaranty and Agreement of Suretyship Regarding Obligations of Lessee and Affiliates to be executed and delivered as of the date first above written.

GENESIS HEALTH VENTURES, INC.,
 a Pennsylvania corporation


By:________________________________
   Title: Senior Vice President and
           Chief Financial Officer


BREVARD MERIDIAN LIMITED PARTNERSHIP,
 a Maryland limited partnership
         By: Meridian Healthcare, Inc., a
                  Pennsylvania corporation, its
                  sole general partner

CATONSVILLE MERIDIAN LIMITED PARTNERSHIP,
 a Maryland limited partnership
         By: Meridian Health, Inc., a
                  Pennsylvania corporation, one of its
                  sole general partners


EASTON MERIDIAN LIMITED PARTNERSHIP,
 a Maryland limited partnership
         By: Meridian Healthcare, Inc., a
                  Pennsylvania corporation, its
                  sole general partner

EDELLA STREET ASSOCIATES, a Pennsylvania
 limited partnership
         By: Genesis Health Ventures of
                  Clarks Summit, Inc., its sole
                  general partner

GENESIS HEALTH VENTURES OF ARLINGTON, INC., a Pennsylvania corporation

GENESIS HEALTH VENTURES OF BLOOMFIELD, INC., a Pennsylvania corporation

                                                                      Guaranty

GENESIS HEALTH VENTURES OF CLARKS SUMMIT, INC., a Pennsylvania corporation

GENESIS HEALTH VENTURES OF INDIANA, INC., a Pennsylvania corporation

GENESIS HEALTH VENTURES OF MASSACHUSETTS, INC., a Pennsylvania corporation

GENESIS HEALTH VENTURES OF NAUGATUCK, INC., a Pennsylvania corporation

GENESIS HEALTH VENTURES OF SALISBURY, INC., a Pennsylvania corporation

GENESIS HEALTH VENTURES OF WAYNE, INC.,
 a Pennsylvania corporation

GENESIS HEALTH VENTURES OF WEST VIRGINIA, INC., a Pennsylvania corporation

GENESIS HEALTH VENTURES OF WINDSOR, INC., a Pennsylvania corporation

GENESIS IMMEDIATE MED CENTER, INC.,
 a Pennsylvania corporation

GENESIS ELDERCARE NETWORK SERVICES, INC.
f/k/a GENESIS MANAGEMENT RESOURCES, INC., a Pennsylvania corporation

GENESIS ELDERCARE PHYSICAL SERVICES, INC.
f/k/a GENESIS PHYSICIAN SERVICES, INC.,
 a Pennsylvania corporation

GENESIS PROPERTIES LIMITED PARTNERSHIP,
 a Pennsylvania limited partnership
         By: Genesis Health Ventures of
                  Arlington, Inc., its sole
                  general partner

GREENSPRING MERIDIAN LIMITED PARTNERSHIP,
 a Maryland limited partnership
         By: Meridian Healthcare, Inc., a
                  Pennsylvania corporation, its
                  sole general partner

                                                                      Guaranty

HALLMARK HEALTHCARE LIMITED PARTNERSHIP,
 a Maryland limited partnership
         By: Pharmacy Equities, Inc., a
                  Pennsylvania corporation, its
                  sole general partner

HAMMONDS LANE MERIDIAN LIMITED PARTNERSHIP,
 a Maryland limited partnership
         By: Meridian Health, Inc., a
                  Pennsylvania corporation, one of
                  its general partner

HEALTHCARE RESOURCES CORP.,
 a Pennsylvania corporation

HEALTHCARE SERVICES NETWORK, INC.,
 a Pennsylvania corporation

KNOLLWOOD MANOR, INC.,
 a Pennsylvania corporation

MERIDIAN HEALTH, INC.
 a Pennsylvania corporation

MERIDIAN HEALTHCARE, INC.
 a Pennsylvania corporation

MILLVILLE MERIDIAN LIMITED PARTNERSHIP,
 a Maryland limited partnership
         By: Meridian Healthcare, Inc., a
                  Pennsylvania corporation,
                  its sole general partner

PHARMACY EQUITIES, INC.,
 a Pennsylvania corporation

PHILADELPHIA AVENUE ASSOCIATES,
 a Pennsylvania limited partnership
         By: Philadelphia Avenue Corp.,
                  its sole general partner

PHILADELPHIA AVENUE CORPORATION,
 a Pennsylvania corporation

RIVER STREET ASSOCIATES, a
 Pennsylvania limited partnership
         By: Genesis Health Ventures of
                  Wilkes-Barre, Inc., its
                  sole general partner

                                                                      Guaranty


SEMINOLE MERIDIAN LIMITED PARTNERSHIP,
 a Maryland limited partnership
         By: Meridian Health, Inc., a
                  Pennsylvania corporation,
                  its sole general partner


STAFF REPLACEMENT SERVICES, INC.,
 a Pennsylvania corporation

STATE STREET ASSOCIATES, L.P., a
 Pennsylvania limited partnership
         By: Genesis Health Ventures, Inc.,
                  its sole general partner

STATE STREET ASSOCIATES, INC.,
 a Pennsylvania corporation

SUBURBAN MEDICAL SERVICES, INC.
 a Pennsylvania corporation

GENESIS ELDERCARE REHABILITATION SERVICES, INC.
f/k/a TEAM REHABILITATION, INC.
 a Pennsylvania corporation

THERAPY CARE SYSTEMS, L.P., a
 Pennsylvania limited partnership
         By: Team Rehabilitation, Inc., its
                  sole general partner

THE TIDEWATER HEALTHCARE SHARED
 SERVICES GROUP, INC., a
 Pennsylvania corporation

VOLUSIA MERIDIAN LIMITED PARTNERSHIP,
 a Maryland limited partnership
         By: Meridian Health, Inc., a
                  Pennsylvania corporation,
                  its sole general partner

WYNCOTE HEALTHCARE CORP., a
 Pennsylvania corporation

         By:
         Title (as to each of the foregoing Subsidiaries):

                                                                      Guaranty

ASCO HEALTHCARE, INC., a
 Maryland corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer



BRINTON MANOR, INC., a Delaware
 corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer



CONCORD HEALTHCARE CORPORATION,
 a Delaware corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer

CRYSTAL CITY NURSING CENTER, INC.,
 a Maryland corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer

EASTERN MEDICAL SUPPLIES, INC.,
 a Maryland corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer

                                                                      Guaranty

EASTERN REHAB SERVICES, INC.,
 a Maryland corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer





GENESIS HEALTH SERVICES CORPORATION,
 a Delaware corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer

GENESIS HEALTHCARE CENTERS HOLDINGS, INC., a Delaware corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer

GENESIS HOLDINGS, INC.
 a Delaware corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer

GENESIS PROPERTIES OF DELAWARE
 CORPORATION, a Delaware corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer

                                                                      Guaranty

GENESIS PROPERTIES OF DELAWARE
 LTD PARTNERSHIP, L.P., a Delaware
 limited partnership
         By: Genesis Properties of Delaware
                  Corporation, a general partner



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer




GOVERNOR'S HOUSE NURSING HOME, INC.,
 a Delaware corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer

HEALTH CONCEPTS AND SERVICES, INC.,
 a Maryland corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer

HILLTOP HEALTH CARE CENTER, INC.,
 a Delaware corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer

                                                                      Guaranty

KEYSTONE NURSING HOME, INC.,
 a Delaware corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer

LINCOLN NURSING HOME, INC.,
 a Delaware corporation



By:______________________________
Title: Senior Vice President and
           Chief Financial Officer

WAYSIDE NURSING HOME, INC.,
 a Delaware corporation

By:______________________________
Title: Senior Vice President and
           Chief Financial Officer

                                                                      Guaranty

y                                 SCHEDULE 1

                              Material Subsidiaries

                                                                     State of
Name                            Type of Entity                     Organization
- ----                            --------------                     ------------

                                                                      Guaranty

                                   SCHEDULE 2

                                     Lenders

Mellon Bank, N.A.

                                                                      Guaranty

                                   SCHEDULE 3

                              Addresses for Notices


Suite 100
148 West State Street
Kennett Square, PA 19348

Attention:  Senior Vice President and
               Chief Financial Officer

Telephone:  610-444-6350
Facsimile:  610-444-3365

                                                                      Guaranty

                                   EXHIBIT A-1

                                 FORM OF JOINDER


                                JOINDER AGREEMENT

         THIS JOINDER AGREEMENT, dated as of July 25, 1996 (this "Joinder"), is executed by National Health Care Affiliates, Inc., a Florida corporation (the "Additional Guarantor"), with its principal place of business located at 651 Delaware Avenue, Buffalo, New York 14202.

                                   BACKGROUND

         1. Genesis Eldercare Properties, Inc. ("Lessee"), Mellon Financial Services Corporation #4 ("Lessor"), the Lenders party thereto, and Mellon Bank, N.A., as Agent, entered into a Participation Agreement, dated as of July 24, 1996 (as heretofore amended, the "Participation Agreement") pursuant to which Lessee has made a covenant that it shall cause the Guarantors to execute and deliver the Guaranty and Agreement of Suretyship Regarding Obligations of Lessee and Affiliates (the "Guaranty").

         2. The Guaranty and Agreement of Suretyship provides that upon each and every addition of a Subsidiary as a party to the Credit Agreement, Genesis will cause this Joinder to be executed and delivered by such Subsidiary to Agent.

         2. The Additional Guarantor desires to become a Guarantor pursuant to
Section 15 of the Guaranty.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Guarantor hereby agrees as follows:

         Section 1. Definitions.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Participation Agreement.

         Section 2. Operative Documents.

         The Additional Guarantor hereby agrees that it shall be bound by all the terms and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Guaranty; from and after the date hereof, the Additional

                                                                      Guaranty

Guarantor shall be a Guarantor of the Liabilities (as defined in the Guaranty). The Additional Guarantor hereby acknowledges that it has received copies of the Participation Agreement, the Guaranty and the other Operative Documents.

         Section 3. Miscellaneous.

         This Joinder shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Pennsylvania. This Joinder is hereby executed by the Additional Guarantor for the benefit of Lessor, the Agent and the Lenders, and each of the foregoing parties may rely hereon. This Joinder shall be binding upon, and shall inure to the benefit of, the Additional Guarantor and its successors and permitted assigns.

         IN WITNESS WHEREOF, the undersigned has caused this Joinder to be executed by its duly authorized officer as of the date and year first above written.


                                          National Health Care Affiliates, Inc.


                                          By:___________________________
                                          Name:  Ira C. Gubernick
                                          Its:   Secretary

                                                                       Guaranty
                                   EXHIBIT A-2

                                 Form of Release


                               RELEASE OF GUARANTY



         Reference is made to the Guaranty and Agreement of Suretyship Regarding Obligations of Lessee and Affiliates (the "Guaranty") dated as of July 24, 1996 made by Genesis Health Ventures, Inc. and its Material Subsidiaries for the benefit of the Beneficiaries. Unless otherwise defined herein, terms used herein have the meanings assigned to them in Appendix 1 to the Participation Agreement.

         _____________________________ is no longer a party to the Credit
Agreement and thus, pursuant to Section 15 of the Guaranty, Agent hereby releases _____________________ as a Guarantor under the Guaranty.


Dated:  _______ __, ____



                                        MELLON BANK N.A., as Agent



                                        By:_______________________________

                                        Title:____________________________